   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 9, 1998
                                                      Registration No. 333-42167

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER

                           THE SECURITIES ACT OF 1933

                                --------------

                              PRI AUTOMATION, INC.
             (Exact name of registrant as specified in its charter)



         MASSACHUSETTS                                   04-2495703
  (State or other jurisdiction                        (I.R.S. employer
of incorporation or organization)                  identification number)



                             805 Middlesex Turnpike
                         BILLERICA, MASSACHUSETTS 01821
                                 (978) 663-8555
  (Address, including zip code, and telephone number, including area code, of registrant=s principal executive offices)

                                --------------

                               MITCHELL G. TYSON
                     President and Chief Executive Officer
                              PRI Automation, Inc.
                             805 Middlesex Turnpike
                         Billerica, Massachusetts 01821
                                 (978) 670-4270
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                --------------

                                   Copies to:

                            ROBERT L. BIRNBAUM, ESQ.
                             WILLIAM R. KOLB, ESQ.
                            Foley, Hoag & Eliot LLP
                             One Post Office Square
                          Boston, Massachusetts 02109


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

     The Registrant hereby withdraws from registration all of those shares of its common stock, $.01 par value per share, registered pursuant to its Registration Statement on Form S-3 (registration number 333-42167) for sale from time to time by certain selling stockholders (as named in such Registration Statement) which have not been sold as of the time of filing of this Post-Effective Amendment No. 1.

                                 SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billerica, Massachusetts, on this 9th day of December, 1998.

                                 PRI AUTOMATION, INC.


                                 By: /s/ Stephen D. Allison
                                    ---------------------------------
                                    Stephen D. Allison
                                    Chief Financial Officer

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed on this 9th day of December, 1998 by the following persons in the capacities indicated.

          SIGNATURE                                 TITLE
          ---------                                 -----

                *                      Chairman of the Board, Treasurer and
---------------------------------      Director
      Mordechai Wiesler


                *                      President, Chief Executive Officer and
---------------------------------      Director
      Mitchell G. Tyson


                *                      Chief Financial Officer
---------------------------------
      Stephen D. Allison


                *                      Director
---------------------------------
      Alexander V. d'Arbeloff


                *                      Director
---------------------------------
      Boruch B. Frusztajer


                *                      Director
---------------------------------
      Amram Rasiel


*By  /s/ Stephen D. Allison
     ----------------------------
     Stephen D. Allison
     Attorney-in-fact